                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)  August 18, 2005
                                                 -------------------------------

                         Finlay Fine Jewelry Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      33-59380                13-3287757
----------------------------       ------------------      ---------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

529 Fifth Avenue, New York, New York                               10017
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

--------------------------
* The Registrant is not subject to the filing requirements of Section 13 or
  15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
  Current Report on Form 8-K.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 18, 2005, Finlay Enterprises, Inc. ("Finlay Enterprises"),
the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the second quarter and six months ended July 30, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             EXHIBIT NO.       DESCRIPTION
             -----------       -----------
                99.1           Finlay Enterprises, Inc. press release dated
                               August 18, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINLAY FINE JEWELRY CORPORATION

Date: August 18, 2005                      By: /s/ Bruce E. Zurlnick
                                               ---------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer